UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2025

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2025, Classover Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several investors (collectively, the “Buyers”).  Pursuant to the Purchase Agreement, subject to certain conditions precedent contained therein, the Company may sell to the Buyers up to an aggregate of $500 million in newly issued senior secured convertible notes (the “Notes”).

The Purchase Agreement provides for an initial closing of $11 million of Notes, subject to customary closing conditions.  Thereafter, the Buyers have the sole option, upon one business day’s notice, to cause the Company to sell up to an additional $339 million of Notes and, subject to mutual agreement, the Company and Buyers may agree to sell up to an additional $150 million of Notes.  The Company has agreed, subject to certain exceptions contained in the Purchase Agreement, to use 80% of the net proceeds from the sale of the Notes to purchase certain cryptocurrency as set forth in the Purchase Agreement.

The Notes will be convertible into Class B common stock, par value $0.0001 per share (“Common Stock”), of the Company at the option of the holder at an initial conversion price equal to 200% of the closing price of the Common Stock on the trading day immediately prior to the closing date, subject to adjustment as provided for in the Notes.  Interest is payable under the Notes at a rate of 7% per annum and is payable, quarterly, at the option of the Company in cash, through the issuance of additional Notes or, under certain situations, through the issuance of shares of Common Stock.  The Notes will rank senior to all outstanding and future indebtedness of the Company and its subsidiaries (subject to certain exceptions contained in the Notes) and will be secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including all of the capital stock of each of the subsidiaries and the cryptocurrency purchased with the proceeds of the Notes, as evidenced by a security agreement (“Security Agreement”).  The Notes are due on the two-year anniversary of the date of issuance unless earlier converted or repaid.

In connection with the Purchase Agreement, certain holders of the Company’s Series A Preferred Stock and Series B Preferred Stock have each provided waivers to the Company and Buyers (the “Waiver Agreements”) with respect to (i) the Company entering into the Purchase Agreement and/or (ii) any anti-dilution protection those certain holders may have as a result of the issuance of the Notes (and underlying shares of Common Stock). Additionally, the investor of the Company’s recently announced Equity Purchase Facility Agreement, dated April 30, 2025, consented to the Company entering into the Purchase Agreement and to delay the filing of the registration statement required by such transaction.

In connection with entering into the Purchase Agreement, the Company will enter into a Registration Rights Agreement (the “RRA”).  Pursuant to the RRA, the Company will agree to register for resale the shares of Common Stock that are issuable upon conversion of the Notes.  If the registration statement covering the resale of the shares of Common Stock is not filed or declared effective by certain dates set forth in the RRA, the Company will be required to pay the Buyers certain amounts as liquidated damages.

Pursuant to the Purchase Agreement, the Company has agreed that, within seventy five (75) days of the initial closing date, the Company will hold a special meeting of shareholders providing for the approval of the issuance of all of the securities in excess of 19.99% of the Company’s issued and outstanding Common Stock so as to be in compliance with the rules and regulations of the Nasdaq Stock Market.  In connection therewith, the Company will enter into a voting agreement (the “Voting Agreement”) with Hui Luo, the Company’s Chief Executive Officer, pursuant to which Ms. Luo will agree to vote certain shares of Common Stock she holds in favor of the transactions contemplated by the Purchase Agreement at such meeting.

Chardan Capital Markets Inc. is acting as the sole placement agent in connection with the sale of the Notes and will be paid a cash fee equal to 1% of the net proceeds received by the Company from the sale of the Notes sold in the offering.

The offer and sale to the Buyers of the Notes, as well as the shares of Common Stock issuable upon conversion of or in payment of interest on the Notes, will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption or exclusion from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions with the Buyers to be made under the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement, Note, Security Agreement, Waiver Agreements, RRA and Voting Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, Note, Waiver Agreements, Security Agreement, RRA and Voting Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, hereto and are incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information regarding the creation of a direct financial obligation set forth under Item 1.01 of this Current Report on Form -K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Current Report on Form -K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 2, 2025, the Company issued a press release announcing its entry into the Purchase Agreement.  A copy of the press release is filed herewith as Exhibit 99.1.

The information furnished under Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Securities Purchase Agreement
10.2	Form of Note
10.3	Form of Pledge and Security Agreement
10.4	Form of Registration Rights Agreement
10.5	Form of Waiver Agreements
10.6	Form of Voting Agreement
99.1	Press release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSOVER HOLDINGS, INC.

Dated: June 2, 2025	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

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